                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  OAK LAWN DIRECT INVESTORS GP, L.L.C.

Item                          Information

Name:                         Oak Lawn Direct Investors GP, L.L.C.

Address:                      3953 Maple Avenue, Suite 250, Dallas, Texas 75219

Designated Filer:             ORCC III Warehouse L.L.C.

Date of Event Requiring       August 4, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or     Owl Rock Capital Corp III [NONE]
Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:
                              By:     I35 Advisors, Inc.
                              Its:    Manager

                              By:     /s/ Diane Tobin
                                      ---------------------
                              Name:   Diane Tobin
                              Title:  Authorized Signatory
                              Date:   August 4, 2020

2.  I35 ADVISORS, INC.

Item                          Information

Name:                         I35 Advisors, Inc.

Address:                      3953 Maple Avenue, Suite 250, Dallas, Texas 75219

Designated Filer:             ORCC III Warehouse L.L.C.

Date of Event Requiring       August 4, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or     Owl Rock Capital Corp III [NONE]
Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:
                              By:     /s/ Diane Tobin
                                      ---------------------
                              Name:   Diane Tobin
                              Title:  Authorized Signatory
                              Date:   August 4, 2020

3.  CH INVESTMENT PARTNERS, L.L.C.

Item                          Information

Name:                         CH Investment Partners, L.L.C.

Address:                      3953 Maple Avenue, Suite 250, Dallas, Texas 75219

Designated Filer:             ORCC III Warehouse L.L.C.

Date of Event Requiring       August 4, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or     Owl Rock Capital Corp III [NONE]
Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:
                              By:     Oak Lawn Capital Management, L.P.
                              Its:    Managing Member

                              By:     I35 Advisors, Inc.
                              Its:    General Partner

                              By:     /s/ Diane Tobin
                                      ---------------------
                              Name:   Diane Tobin
                              Title:  Authorized Signatory
                              Date:   August 4, 2020

4.  KIRK L. RIMER

Item                          Information

Name:                         Kirk L. Rimer

Address:                      3953 Maple Avenue, Suite 250, Dallas, Texas 75219

Designated Filer:             ORCC III Warehouse L.L.C.

Date of Event Requiring       August 4, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or     Owl Rock Capital Corp III [NONE]
Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:
                              By:     /s/ Diane Tobin
                                      ---------------------
                              Name:   Diane Tobin
                              Title:  Authorized Signatory
                              Date:   August 4, 2020

5.  MICHAEL R. SILVERMAN

Item                          Information

Name:                         Michael R. Silverman

Address:                      3953 Maple Avenue, Suite 250, Dallas, Texas 75219

Designated Filer:             ORCC III Warehouse L.L.C.

Date of Event Requiring       August 4, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or     Owl Rock Capital Corp III [NONE]
Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:
                              By:     /s/ Diane Tobin
                                      ---------------------
                              Name:   Diane Tobin
                              Title:  Authorized Signatory
                              Date:   August 4, 2020